POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned member of the DRESSER INDUSTRIES, INC. STOCK PURCHASE PLAN COMMITTEE (the "Committee"), hereby constitutes and appoints REBECCA R. MORRIS AND STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dresser Industries, Inc. Stock Purchase Plan Annual Report on Form 11-K for the fiscal year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned member of said Committee has hereunto set his hand this 22nd day of June, 1994.


                                  /s/ George H. Juetten
                                   George H. Juetten
                                   Committee Member







                            POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned member of the DRESSER INDUSTRIES, INC. STOCK PURCHASE PLAN COMMITTEE (the "Committee"), hereby constitutes and appoints REBECCA R. MORRIS AND STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dresser Industries, Inc. Stock Purchase Plan Annual Report on Form 11-K for the fiscal year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned member of said Committee has hereunto set his hand this 23rd day of June, 1994.



                                   /s/ B. D. St. John
                                   B. D. St. John
                                   Committee Member







                            POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned member of the DRESSER INDUSTRIES, INC. STOCK PURCHASE PLAN COMMITTEE (the "Committee"), hereby constitutes and appoints REBECCA R. MORRIS AND STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dresser Industries, Inc. Stock Purchase Plan Annual Report on Form 11-K for the fiscal year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned member of said Committee has hereunto set his hand this 22nd day of June, 1994.



                                   /s/ Paul M. Bryant
                                   P. M. Bryant
                                   Committee Member